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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported): May 9, 2002


                              PLATO LEARNING, INC.
             (Exact name of registrant as specified in its charter)




       DELAWARE                   0-20842                    36-3660532
   (State or other        (Commission File Number)         (IRS Employer
     jurisdiction                                      Identification Number)
   of incorporation)


        10801 NESBITT AVENUE SOUTH
          BLOOMINGTON, MINNESOTA                            55437
 (Address of principal executive offices)                 (Zip Code)



                                 (952) 832-1000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On May 9, 2002, PLATO Learning, Inc., a Delaware corporation ("PLATO"), acquired NetSchools Corporation, a California corporation ("NetSchools"), pursuant to an Agreement and Plan of Merger dated May 9, 2002 ("Merger Agreement"), that provided for the merger of NetSchools with and into NSC Acquisition Corporation, a Delaware corporation and wholly-owned, indirect subsidiary of PLATO ("Merger Sub"). NetSchools is a provider of Internet-based e-learning software and services solutions for the K-12 educational market by offering a web-based curriculum and instructional management delivery platform that facilitates online assessment, lesson planning and content delivery.

         The consideration to be paid by PLATO to the noteholders and stockholders of NetSchools pursuant to the Merger Agreement consists of (i) $6,000,000 in cash, (ii) 800,000 shares of PLATO common stock, $0.01 par value,
(iii) warrants to purchase 200,000 shares of PLATO common stock, $0.01 par value, (iv) and additional contingent amounts up to a total of $6,000,000 pursuant to earn-out and net-worth tests, and (v) the assumption of all liabilities and transaction expenses. The sources of funds to make any cash payments shall be PLATO's cash on hand.

         All plant, equipment or other physical property, if any, acquired by PLATO from NetSchools was previously used in the business of providing internet-based, e-learning software for the K-12 educational market. PLATO currently intends to continue to use such plant, equipment or other physical property, if any, for the same purposes.

         A copy of the press release announcing the merger is attached hereto as
Exhibit 99 and is incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired: To be filed by amendment not later than July 23, 2002 as permitted by Item 7(a)(4) of this Form 8-K.

(b) Pro forma financial information: To be filed by amendment not later than July 23, 2002 as permitted by Item 7(b)(2) of this Form 8-K.



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(c)    Exhibits


       EXHIBIT NUMBER         DESCRIPTION OF EXHIBIT


            *2 Agreement and Plan of Merger, dated May 9, 2002, among PLATO Learning, Inc., PLATO, Inc., NSC Acquisition Corporation and NetSchools Corporation

             99               Press Release dated May 9, 2002

* The attachments listed in the table of contents of this agreement have been omitted pursuant to Item 601(2) of Regulation S-K. A copy of any omitted attachment shall be provided to the Commission by PLATO upon request.






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PLATO LEARNING, INC.

                           By: /s/ Gregory J. Melsen
                              ------------------------------------------
                           Name:   Gregory J. Melsen
                           Title:  Vice President, Finance and Chief Financial
                                   Officer


May 23, 2002







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                                  EXHIBIT INDEX


       EXHIBIT NO.           DOCUMENT

             2 Agreement and Plan of Merger, dated May 9, 2002, among PLATO Learning, Inc., PLATO, Inc., NSC Acquisition Corporation and NetSchools Corporation

            99               Press Release dated May 9, 2002






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